                                                                      Exhibit 25

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                                                            OMB APPROVAL
                                                 ===============================
                                                      OMB Number: 3235-0110
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                                                     Expires: June 30, 2003
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                                                    Estimated average burden
                                                   hours per response. . . 15
                                                 ===============================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                     -------------

                      -------------------------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


                      Georgia                                                58-0466330
(Jurisdiction of incorporation if not a U.S. national bank)    (I.R.S. Employer Identification Number)

           303 Peachtree Street, Suite 300
                   Atlanta, Georgia                                            30303
        (Address of principal executive offices)                             (Zip Code)

                                          Wallace L. Duke, Jr.
                                             SunTrust Bank
                                     424 Church Street, 6th Floor
                                      Nashville, Tennessee 37219
                                            (615) 748-5324
                     (Name, address and telephone number of agent for service)


                                         ROADWAY CORPORATION
                       (Exact name of obligor as specified in its charter)


                         Delaware                                               34-1956254
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification Number)

                     1077 Gorge Blvd.
                        Akron, Ohio                                               44310
           (Address of principal executive offices)                             (Zip Code)


                              8 1/4% SENIOR NOTES DUE DECEMBER 1, 2008
                                (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION

          (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject.

               Name                                   Address
               ----                                   -------

               Department of Banking and Finance      Atlanta, Georgia
               State of Georgia
               Federal Reserve Bank of Atlanta        104 Marietta Street, N.W.
                                                      Atlanta, GA
               Federal Deposit Insurance Corp.        Washington, D.C.

          (b) The Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

          The obligor is not an affiliate of the Trustee.

     No Responses are included for items 3 through 12, 14 and 15. Responses to those items are not required because, as provided in general instruction
     (b) to Item 13, the obligor is not in default on any Securities issued under indentures under which SunTrust Bank is a Trustee.

ITEM 13. DEFAULTS BY THE OBLIGOR.

           Not applicable.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

     EXHIBIT 1 A copy of the Articles of Amended and Restated Articles of Association of SunTrust now in effect (dated as of August 8, 2000) (Included in Exhibit 1 to Form T-1, Registration
                  No. 333-62644).

     EXHIBIT 2 A copy of the Certificate of Authority of SunTrust to commence business. (Included in Exhibit 1).

     EXHIBIT 3 A copy of the authorization of SunTrust to exercise corporate trust powers. (Included in Exhibit 1).

     EXHIBIT 4 A copy of the Existing Bylaws of SunTrust Bank, as amended and restated February 13, 2001 (Included in Exhibit 4 to Form T-1, Registration No. 333-62644).

     EXHIBIT 5    Not applicable.

     EXHIBIT 6 Consent of SunTrust Bank, required by Section 321(b) of the Act.

     EXHIBIT 7 The latest report of condition of SunTrust Bank, dated as of September 30, 2001.

     EXHIBIT 8    Not Applicable.

     EXHIBIT 9    Not Applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville and State of Tennessee on this 10th day of December, 2001.

                                          SunTrust Bank

                                          By:     /s/ Wallace L. Duke, Jr.
                                               --------------------------------
                                               Wallace L. Duke, Jr.

                                          Title:  Group Vice President

                                    EXHIBIT 6

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of 8 1/4% Senior Notes due December 1, 2008, of Roadway Corporation, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities & Exchange Commission upon request therefor.

                                           SunTrust Bank


                                           By:    /s/ Wallace L. Duke, Jr.
                                               ---------------------------------
                                               Wallace L. Duke, Jr.


                                           Title: Group Vice President

                                    EXHIBIT 7

 THE LATEST REPORT OF CONDITION OF SUNTRUST BANK, DATED AS OF SEPTEMBER 30, 2001

SUNTRUST BANK                                                         FFIEC 031
------------------------------------                                       RC-1
Legal Title of Bank
ATLANTA
------------------------------------
City                                                                   --------
GA                             30302                                      11
------------------------------------                                   --------
State                                       Zip Code
Transmitted to EDS as 0154487 on 10/29/01 at 13:53: 18 CST
FDIC Certificate Number - 00867


             CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
            AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC-BALANCE SHEET

                                                                                -----------------------------------
                                                  Dollar Amounts in Thousands   RCFD       Bil    Mil    Thou
-------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                ---------------------------------
1.   Cash and balances due from depository institutions (from Schedule RC-A):
                                                                                -----------------------------------
     a.  Noninterest-bearing balances and currency and coin (1)............         0081               3,619,465       1.a
                                                                                -----------------------------------
     b.  Interest-bearing balances (2).....................................         0071                 114,430       1.b
                                                                                -----------------------------------
2.   Securities:
                                                                                -----------------------------------
     a.  Held-to-maturity securities (from Schedule RC-B, column A)........         1754                       0       2.a
                                                                                -----------------------------------
     b.  Available-for-sale securities (from Schedule RC-B, column D)......         1773              15,782,894       2.b
                                                                                -----------------------------------
3.   Federal funds sold and securities purchased under agreements to
     resell................................................................         1350               2,759,795         3
                                                                                -----------------------------------
4.   Loans and lease financing receivables (from Schedule RC-C):
                                                                                -----------------------------------
     A.  LOANS AND LEASES HELD FOR SALE....................................         5369               3,254,854       4.a
                                                        ----------------------  -----------------------------------
     B.  LOANS AND LEASES, NET OF UNEARNED INCOME           B528   69,407,211
                                                        ----------------------  -----------------------------------
     c.  LESS:  Allowance for loan and lease losses         3123      847,731
                                                        ----------------------  -----------------------------------
     D.  LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE
         (ITEM 4.B MINUS 4.C)..............................................         B529              68,559,480       4.d
                                                                                -----------------------------------
5.   Trading assets (from Schedule RC-D)                                            3545                 877,650         5
                                                                                -----------------------------------
6.   Premises and fixed assets (including capitalized leases)..............         2145               1,291,434         6
                                                                                -----------------------------------
7.   Other real estate owned (from Schedule RC-M)..........................         2150                  30,450         7
                                                                                -----------------------------------
8.   Investments in unconsolidated and associated companies (from
     Schedule RC-M)........................................................         2130                       0         8
                                                                                -----------------------------------
9.   Customers' liability to this bank on acceptances outstanding..........         2155                  56,229         9
                                                                                -----------------------------------
10.  Intangible assets
                                                                                -----------------------------------
     A.  GOODWILL..........................................................         3163                 235,241      10.a
                                                                                -----------------------------------
     B.  OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)......................         0426                 392,836      10.b
                                                                                -----------------------------------
11.  Other assets (from Schedule RC-F).....................................         2160               2,294,715        11
                                                                                -----------------------------------
12.  Total assets (sum of items 1 through 11)..............................         2170              99,269,473        12
                                                                                -----------------------------------


----------

(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held for trading.

SUNTRUST BANK     ..................                                  FFIEC 031
Legal Title of Bank.................                                  RC-2
Transmitted to EDS as 0154487 on 10/29/01 at 13:53: 18 CST
FDIC Certificate Number - 00867                                       [  12  ]

SCHEDULE RC--CONTINUED


                                                                                -----------------------------------
                                                  Dollar Amounts in Thousands              Bil    Mil    Thou
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
                                                                                ---------------------------------

13.  Deposits:                                                                      RCON
                                                                                -----------------------------------
     a.  In domestic offices (sum of totals of columns A and C from
         Schedule RC-E, part I)............................................         2200              60,058,110      13.a
                                                        ----------------------  -----------------------------------
         (1)  Noninterest-bearing(1) ..................     6631    7,915,172                                       13.a.1
                                                        ----------------------  -----------------------------------
         (2)  Interest-bearing.........................     6636   52,142,938                                       13.a.2
                                                        ----------------------  -----------------------------------
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs              RCFN
         (from Schedule RC-E, part II).....................................         2200                 3,453,811    13.b
                                                        ----------------------  -----------------------------------
         (1)  Noninterest-bearing .....................     6631            0                                       13.b.1
                                                        ----------------------  -----------------------------------
         (2)  Interest-bearing.........................     6636    3,453,811       RCFD                            13.b.2
                                                        ----------------------  -----------------------------------
14.  Federal funds purchased and securities sold under agreements to
     repurchase............................................................         2800              11,364,770        14
                                                                                -----------------------------------
15.  Trading liabilities (from Schedule RC-D)..............................         3548                       0        15
                                                                                -----------------------------------
16.  OTHER BORROWED MONDY (INCLUDES MORTGAGE INDEBTEDNESS AND
     OBLIGATIONS UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M):...........         3190              10,552,726        16
                                                                                -----------------------------------
17.  Not applicable
                                                                                -----------------------------------
18.  Bank's liability on acceptances executed and outstanding..............         2920                  56,229        18
                                                                                -----------------------------------
19.  Subordinated notes and debentures (2).................................         3200               2,003,320        19
                                                                                -----------------------------------
20.  Other liabilities (from Schedule RC-G)................................         2930               2,982,694        20
                                                                                -----------------------------------
21.  Total liabilities (sum of items 13 through 20)........................         2948              90,471,660        21
                                                                                -----------------------------------
22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES........................         3000                 166,493        22
                                                                                -----------------------------------
EQUITY CAPITAL
                                                                                -----------------------------------
23.  Perpetual preferred stock and related surplus.........................         3838                       0        23
                                                                                -----------------------------------
24.  Common stock..........................................................         3230                  21,600        24
                                                                                -----------------------------------
25.  Surplus (exclude all surplus related to preferred stock)..............         3839               2,516,538        25
                                                                                -----------------------------------
26.  a.  Retained earnings.................................................         3632               5,068,364      26.a
                                                                                -----------------------------------
     B.  ACCUMULATED OTHER COMPREHENSIVE INCOME(3) ........................         B530               1,024,818      26.b
                                                                                -----------------------------------
27.  OTHER EQUITY CAPITAL COMPONENTS(4)....................................         A130                       0        27
                                                                                -----------------------------------
28.  Total equity capital (sum of items 23 through 27)                              3210               8,631,320        28
                                                                                -----------------------------------
29.  Total liabilities, minority interest, and equity capital (sum of items
     21, 22 and 28)........................................................         3300              99,269,473        29
                                                                                -----------------------------------

____________________________________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
                                                                                          -------------------------
1.   Indicate in the box at the right the number of the statement below that best              RCFD     Number
     describes the most comprehensive level of auditing work performed for the bank by
     independent external auditors as of any date during 2000 ........................        6724         N/A      M.1
                                                                                          -------------------------


1 =  Independent audit of the bank conducted in accordance with     4 = Director's examination of the bank conducted in
     generally accepted auditing standards by a certified public        accordance with generally accepted auditing
     accounting firm which submits a report on the bank                 standards by a certified public accounting firm
                                                                        (may be required by state chartering authority)
2 =  Independent audit of the bank's parent holding company         5 = Director's examination of the bank performed by
     conducted in accordance with generally accepted auditing           other external auditors (may be required by other
     standards by a certified public accounting firm which              external auditors
     submits a report on the consolidated holding company (but      6 = Review of the bank's financial statements by
     not on the bank separately)                                        external auditors
3 =  Attestation on bank management's assertion on the              7 = Compilation of the bank's financial statements by
     effectiveness of the bank's internal control over financial        external auditors
     reporting by a certified public accounting firm                8 = Other audit procedures (excluding tax preparation
                                                                        work)
                                                                    9 = No external audit work

